Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Global Investor Services, Inc. (the “Company”) for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Kosoff, the Chief Financial Officer, of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 16, 2009
/s/ William Kosoff
   William Kosoff
Chief Financial Officer (principal financial and